When Performance Counts	Summary Prospectus
February 27, 2015

Dunham Alternative Income Fund
Class A (DAALX)
Class C (DCALX)
Class N (DNALX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated February 27, 2015, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/alternativeincome.aspx. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com, or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective: The Fund primarily seeks to maximize income with capital appreciation as a secondary goal.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 88 the Fund’s Prospectus and in How to Buy and Sell Shares on page 93 of the Fund’s Statement of Additional Information).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price for purchases of $1 million or more)	0.75%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.90%	0.90%	0.90%
Total Annual Fund Operating Expenses	2.09%	2.84%	1.84%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$775	$1,192	$1,634	$2,857
Class C	$287	$ 880	$1,499	$3,166
Class N	$187	$ 579	$ 995	$2,159

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing primarily in domestic and foreign income-producing equity securities which Harbor Springs Financial Management, LLC (the “Sub-Adviser”) believes will pay above-average, sustainable, dividends. The Fund defines equity securities to include the common stock or securities convertible to common stock of companies traded on U.S. stock exchanges or in the over-the-counter markets, as well as preferred stocks, common or preferred interests or units of real estate investment trusts (“REITs”) and Master Limited Partnerships (“MLPs”). MLPs are typically publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. The Fund expects to invest no more than 25% of its total assets in foreign securities and no more than 25% in MLPs. The Sub-Adviser’s investment philosophy focuses on the analysis of the company’s financial statements, the company’s business model, the company’s management track record, the company’s debt structure, and the sustainability and growth of its distributed dividend income. In general, the Sub-Adviser buys securities when the company is providing above-average dividend income and cash flow growth. The Sub-Adviser may choose to sell a security when it believes the company may have difficulty sustaining its dividend distributions, as measured by slowing revenue growth or slowing cash flow growth, or when the Sub-Adviser wishes to take advantage of what it believes to be a better investment opportunity.

The Fund’s distribution policy is to make quarterly distributions to shareholders. All income will be distributed quarterly regardless of whether such income will be treated as return of capital. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Distribution Policy and Goals” section in this Prospectus.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so. Many factors affect the Fund’s net asset value and performance.

Distribution Policy Risk – The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Foreign Investing Risk – Investments in securities of foreign issuers are subject to country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign investments may experience greater volatility than U.S. investments.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser’s judgments about the attractiveness, “growth” potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results. The Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The successful use of hedging and risk management techniques may be adversely affected by imperfect correlation between movements in the price of the hedging vehicles and the securities being hedged.

MLP Risk – Prices of common units of individual MLPs, like the prices other equity securities, can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. MLPs common units have limited rights to vote on matters affecting the MLP and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. MLPs do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation

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for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.

•	Energy Related Risk. MLP securities are typically focused in the energy infrastructure sector. Because of the focus in this sector, the performance of the MLPs in which the Fund may invest is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector. Energy infrastructure entities are also subject to the risks specific to the industry they serve.

Non-Diversification Risk – A Fund that is a non-diversified investment company means that more of the Fund’s assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risk than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Real Estate Investment Trust Risk – A REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly.

Performance: The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s Class A, Class C and Class N average annual returns compare with those of a broad measure of market performance. The Class A sales charge is reflected in the average annual total return table. Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. Updated performance information is available at no cost by visiting www.dunham.com or by calling toll free (888) 3DUNHAM (338-6426).

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 9.68% (quarter ended June 30, 2014) and the lowest return for a quarter -3.78% (quarter ended December 31, 2014).

Dunham Alternative Income Fund

AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2014
Class N Shares	1 Year	Life of Fund*
return before taxes	4.08%	8.23%
return after taxes on distributions	3.25%	7.17%
return after taxes on distributions and sale of Fund shares	3.01%	6.09%
Class C Shares
return before taxes	3.11%	7.19%
Class A Shares
return before taxes	3.85%	7.97%
Dow Jones US Select Dividend Index (reflects no deduction for fees, expenses, or taxes)	15.36%	18.10%^

*	The Fund commenced operations on September 14, 2012.

^	As of September 14, 2012.
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After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

Investment Adviser: Dunham & Associates Investment Counsel, Inc. (the “Adviser”).

Sub-Adviser: Harbor Springs Financial Management, LLC (“Harbor Springs” or “Sub-Adviser”).

Sub-Adviser Portfolio Manager: Al Brasseur is President and Portfolio Manager of Harbor Springs. Mr. Brasseur is primarily responsible for the day-to-day management of the Fund and has served as portfolio manager to the Fund since commencement of Fund operations in September 2012.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. For Class A shares and Class C shares, the initial minimum investment amount in the Fund for regular accounts is $5,000, and for tax-deferred accounts (and certain tax-efficient accounts) is $2,000. The minimum subsequent investment is $100. For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to the addresses indicated below, by calling toll free (888) 3DUNHAM (338-6426) or by visiting the Fund’s website www.dunham.com. You also may purchase and redeem shares through a financial intermediary.

via Regular Mail	via Overnight Mail
Dunham Funds	Dunham Funds
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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